UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of the earliest event reported): August 15, 2006

                                  Aspyra, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

          California                0-12551               95-3353465
 (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)

                               26115-A Mureau Road
                               Calabasas, CA 91302
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 880-6700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

         On August 15, 2006, Aspyra, Inc. issued a press release announcing its operating and financial results for the second fiscal quarter ended June 30, 2006. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits.


       (d) Exhibits.

Exhibit
Number                               Description of Exhibit
---------  ---------------------------------------------------------------------

  99.1     Aspyra, Inc. Press Release issued August 15, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 15, 2006                          Aspyra, Inc.

                                           /s/ Steven M. Besbeck
                                         ---------------------------------------
                                           Steven M. Besbeck
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                               Description of Exhibit
---------  ---------------------------------------------------------------------

  99.1     Aspyra, Inc. Press Release issued August 15, 2006.